SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE DEF14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Winthrop Realty Trust
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant):

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

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☐	Fee paid previously with preliminary materials:

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WINTHROP REALTY TRUST 7 Bulfinch Place Suite 500 Boston, Massachusetts 02114 (617) 570-4614 ___________________________________________ NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 10, 2011

Dear Shareholders:

You are cordially invited to attend the 2011 Annual Meeting of Shareholders of Winthrop Realty Trust to be held Tuesday, May 10, 2011, at 11:00 A.M., local time, at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 15th Floor, New York, New York 10022, to consider and act upon the following:

1.	To elect seven Trustees to our Board of Trustees to serve for a term of one year and until their respective successors shall be elected and shall qualify;

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2011 fiscal year;

3.	To approve, on a nonbinding, advisory basis, the narrative under Compensation Discussion and Analysis in the Proxy Statement;

4.	To approve on a nonbinding, advisory basis, that the narrative under Compensation Discussion and Analysis in the Proxy Statement be voted on every three years; and

5.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The Proxy Statement accompanying this notice describes each of these items of business in more detail.  Our board of trustees recommends a vote “FOR” each of proposals 1, 2 and 3 and for “Three Years” on proposal 4.

Only holders of common shares of beneficial interests of record at the close of business on March 25, 2011 shall be entitled to receive notice of, and to vote at, the Annual Meeting, and at any adjournment or adjournments thereof.

By order of the Board of Trustees

Michael L. Ashner
Chairman and Chief Executive Officer

Boston, Massachusetts
March 30, 2011
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2011

The Company’s Annual Report, Notice of Annual Meeting and Proxy Statement
are available at www. edocumentview.com/FUR2011

WINTHROP REALTY TRUST
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MAY 10, 2011

TABLE OF CONTENTS

Page

INFORMATION CONCERNING VOTING AND SOLICITATION	1
Why did I receive this Proxy Statement?	1
Why did I receive a Notice of Internet Availability of Proxy Materials?	1
Who is Soliciting my Vote?	1
Who is entitled to vote at the Annual Meeting?	1
What am I voting on?	2
How many votes do I have?	2
How do I vote my Common Shares that are held of record by me?	2
What if I hold my Common Shares through my broker?	2
Can I Attend the Annual Meeting in Person?	3
Will there be any other items of business on the agenda?	3
What constitutes a Quorum?	3
How many votes are required to act on the proposals?	3
What happens if I authorize my proxy without voting on all proposals?	3
Can I change my vote after I return my proxy?	3
Will anyone contact me regarding this vote?	4
Who has paid for this proxy solicitation?	4
How do I submit a proposal for the 2012 Annual Meeting of Shareholders?	4
What does it mean if I receive more than one proxy card?	4
Can I find additional information on the Company’s web site?	4
PROPOSAL NO. 1 – ELECTION OF TRUSTEES	5
General	5
Information as to Trustees	5
Recommendation of the Board	7
PROPOSAL NO. 2 – SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	7
Recommendation of the Board	7
Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant	8
PROPOSAL NO. 3 – ADVISORY APPROVAL RELATING TO EXECUTIVE COMPENSATION	8
Recommendation of the Board	8
PROPOSAL NO. 4 – ADVISORY VOTE ON SELECTION OF FREQUENCY OF EXECUTIVE COMPENSATION VOTE	8
Recommendation of the Board	9
EXECUTIVE OFFICERS	9
THE BOARD, ITS COMMITTEES AND OTHER CORPORATE GOVERNANCE INFORMATION	9
Board Leadership Structure	9
Lead Independent Trustee and Meetings of Independent Trustees	10
Board’s Role in Risk Oversight	10
Board Meetings	11
Board Committees	11
Audit Committee	11
Compensation Committee	12
Nominating and Corporate Governance Committee	12
Conflicts Committee	13

Independence of Trustees	13
Trustee Nominating Process	13
Communication with Trustees	14
Compensation of Trustees	15
CODE OF ETHICS	15
AUDIT COMMITTEE REPORT	15
COMPENSATION DISCUSSION AND ANALYSIS	16
General	16
Executive Compensation Principles	16
Share Options/Grants	17
COMPENSATION COMMITTEE REPORT	17
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	19
SHAREHOLDER PROPOSALS	21
MISCELLANEOUS	21

ii

WINTHROP REALTY TRUST
7 Bulfinch Place
Suite 500
Boston, Massachusetts 02114
(617) 570-4614

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 10, 2011
______________

INFORMATON CONCERNING VOTING AND SOLICITATION

Why did I receive this Proxy Statement?

We are furnishing this Proxy Statement in connection with the solicitation of proxies by our Board of Trustees, which we refer to as the “Board”, for the 2011 Annual Meeting of Shareholders to be held at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 15th Floor, New York, New York 10022, on Tuesday May 10, 2011 at 11:00 A.M., local time, and at any adjournment or adjournments thereof, which we refer to as the “Annual Meeting”.

In this Proxy Statement, all references to the “Trust,” “we,” “our” and “us” mean Winthrop Realty Trust, an Ohio business trust.  All references to “Shareholder” and “you” refer to a holder of record of our beneficial interests designated as common shares, par value $1.00 per share, which we refer to as Common Shares.

Why did I receive a Notice of Internet Availability of Proxy Materials?

Pursuant to certain rules adopted by the U.S. Securities and Exchange Commission, which we refer to as the SEC, we are making this Proxy Statement, the enclosed proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2010, which we refer to as the Annual Report, available to our Shareholders electronically via the Internet. Accordingly, Shareholders received a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, which was or will be sent to Shareholders on or about March 30, 2011 containing instructions on how to access this Proxy Statement and the Annual Report via the Internet and how to vote online.  If you received the Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy in the manner described in the Notice.  All Shareholders will be able to access the proxy materials on a web site referred to in the Notice and this Proxy Statement and will be able to request to receive a printed set of the proxy materials by mail or electronically, in either case, free of charge.  If you would like to receive a printed or electronic copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. We elected to participate in the notice and access process in order to reduce the costs associated with printing and mailing documents to you and reduce the impact of the Annual Meeting on the environment.

Who is Soliciting my Vote?

The Board is soliciting a proxy in the form accompanying this Proxy Statement for use at the Annual Meeting, and will not vote the proxy at any other meeting. Mr. Michael L. Ashner and Ms. Carolyn Tiffany, or each acting individually, are the persons named as proxies on the proxy card accompanying this Proxy Statement, who have been selected by the Board to serve in such capacity.  Both Mr. Ashner and Ms. Tiffany are members of the Board and executive officers of the Trust.

Who is entitled to vote at the Annual Meeting?

All Shareholders as of the close of business on March 25, 2011, which we refer to as the Record Date, are entitled to vote at the Annual Meeting.  On the Record Date, there were issued and outstanding 27,088,347 Common Shares.  There was no other class of securities outstanding at the Record Date entitled to vote on the matters to be voted on at the Annual Meeting.  In addition to the Common Shares, at the Record Date there were outstanding 852,000 shares of our Series B-1 Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, which we refer to as “Series B-1 Preferred Shares”, and 144,000 shares of our Series C Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest which we refer to as “Series C Preferred Shares.”

What am I voting on?

At the meeting you will be asked to consider and vote on the following matters:

1.	To elect seven Trustees to our Board of Trustees to serve for a term of one year and until their respective successors shall be elected and shall qualify;

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2011 fiscal year;

3.	To approve, on a nonbinding, advisory basis, the narrative under “Compensation Discussion and Analysis” in the Proxy Statement;

4.	To approve on a nonbinding, advisory basis, that the narrative under “Compensation Discussion and Analysis” in the Proxy Statement be voted on every three years; and

5.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

How many votes do I have?

Each Common Share outstanding on the Record Date is entitled to one vote on each item submitted for consideration.

How do I vote my Common Shares that are held of record by me?

By Mail:	Vote, sign, date your proxy card and mail it in the postage-paid envelope.

In Person:	Vote at the Annual Meeting.

By Telephone:	Call toll-free 1-800-652-8683 and follow the instructions. You will be prompted for certain information that can be found on your proxy card.

Via Internet:	Log on to www.envisionreports.com/FUR2011 and follow the on-screen instructions. You will be prompted for certain information that can be found on your proxy card.

What if I hold my Common Shares through my broker?

            If you hold your Common Shares in “street name” through a broker or other nominee, you may instruct your broker to vote your Common Shares by following the instructions that the broker provides to you.  Most brokers offer voting by mail, telephone and on the Internet.  Please note that your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Under the rules that govern brokers who are voting with respect to Common Shares held in street name, brokers have the discretion to vote such Common Shares on discretionary matters, but not on non-discretionary matters.  A broker “non-vote” occurs when a nominee holding Common Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Can I Attend the Annual Meeting in Person?

If you would like to attend the Annual Meeting in person, you will need to bring your admission ticket which is the upper half of the proxy card, an account statement or other evidence acceptable to us of ownership of your Common Shares as of the close of business on the Record Date.  If you hold Common Shares in “street name” (i.e., through a bank, broker or other nominee) and wish to vote at the Annual Meeting, you will need to contact your nominee and obtain a proxy from your nominee and bring it to the Annual Meeting.

Will there be any other items of business on the agenda?

The Board is not presently aware of any other items of business to be presented for a vote at the Annual Meeting other than the proposals noted above.  Nonetheless, in case there is an unforeseen need, your proxy gives discretionary authority to Michael L. Ashner and Carolyn Tiffany with respect to any other matters that might be brought before the meeting.

What constitutes a Quorum?

The holders of a majority of the outstanding Common Shares as of the close of business on the Record Date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker “non-votes” are included in the determination of the number of Common Shares present at the Annual Meeting for quorum purposes.

How many votes are required to act on the proposals?

In general, a majority vote of the Common Shares permitted to be voted at the Annual Meeting are required for each Proposal.  Abstentions and broker non-votes will not be counted in determining whether or not a matter has been approved by Shareholders other than with respect to Proposal No. 2, which is a routine proposal on which a broker or other nominee is generally empowered to vote.

Because the vote on Proposal No. 4 is advisory and not binding on us or our Board in any way, our Board may decide that it is in our and our Shareholders’ best interests to hold an advisory vote on the frequency of a vote on narrative under “Compensation Discussion and Analysis” in the Proxy Statement more or less frequently than the alternative approved by our Shareholders.

What happens if I authorize my proxy without voting on all proposals?

A proxy, in the accompanying form, which is properly executed, duly returned to us and not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted as recommended by the Board for each Proposal and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Annual Meeting.

Can I change my vote after I return my proxy?

You may revoke your proxy at any time before its exercise by (1) executing and submitting a later dated proxy card, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) timely sending a written revocation of proxy to our Secretary at our principal executive office, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, or (4) attending the Annual Meeting and voting in person.

Attendance at our Annual Meeting will not constitute a revocation of a proxy unless you affirmatively indicate at our Annual Meeting that you intend to vote your Common Shares in person by completing and delivering a written ballot.

Will anyone contact me regarding this vote?

We have hired Mackenzie Partners, Inc. to solicit proxies.  In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals and we may reimburse them for their expenses in so doing.  If you hold Common Shares in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee which you must follow in order to have your proxy authorized or you may contact your nominee directly to request these instructions.

Who has paid for this proxy solicitation?

We will bear the cost of preparing, printing, assembling and mailing the Notice, the proxy card, Proxy Statement and other materials that may be sent to Shareholders in connection with this solicitation.  We may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of Common Shares held of record by such persons.

How do I submit a proposal for the 2012 Annual Meeting of Shareholders?

In order to be eligible for inclusion in our proxy materials for the 2012 Annual Meeting of Shareholders, any Shareholder proposal to take action at such meeting must be received at our principal executive office located at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, Attn:  Secretary, no later than January 11, 2012.  Any such proposals shall be subject to the terms of our Declaration of Trust, Bylaws and the requirements of the proxy rules adopted by the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act.

The Board will review any Shareholder proposals that are timely submitted and will determine whether such proposals meet the criteria for inclusion in the proxy solicitation materials or for consideration at the 2012 Annual Meeting of Shareholders.  In addition, the persons named in the proxies retain the discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before 60 days prior to the 2012 Annual Meeting of Shareholders, and also retain such authority under certain other circumstances.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with brokers.  Please complete and return all proxy cards to ensure that all your Common Shares are voted.

Can I find additional information on the Company’s web site?

Yes.  Our web site is located at www.winthropreit.com.  Although the information contained on our web site is not part of this Proxy Statement, you can view additional information on the web site, such as our code of business conduct and ethics, corporate governance guidelines, charters of board committees and reports that we file and furnish with the SEC.  Copies of our code of business conduct and ethics, corporate governance guidelines and charters of board committees also may be obtained by written request addressed to 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, Attention: Investor Relations.

PROPOSAL NO. 1
ELECTION OF TRUSTEES

General

The Board currently consists of seven members, all of whom are elected by the holders of Common Shares.  Shareholders will be voting at the Annual Meeting for seven persons, that constitutes all of the members of the Board, to serve for a term of one year and until their respective successors shall have been elected and shall qualify.  The Board has nominated Michael L. Ashner, Arthur Blasberg, Jr., Howard Goldberg, Thomas F. McWilliams, Lee Seidler, Carolyn Tiffany and Steven Zalkind for re-election as Trustees.  No other persons have been proposed for nomination to serve as a Trustee.

Shareholders do not have cumulative voting rights with respect to the election of Trustees.  It is the intention of the persons named in the enclosed Proxy Card to vote such proxy "FOR" the election of the named nominees for Trustee unless authorization is withheld on the Proxy Card.  Should any nominee be unable or unwilling to serve as a Trustee, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.   Each of the nominees has represented that they are willing to serve as a Trustee if elected.

Information as to Trustees

Michael L. Ashner, age 58, has been a Trustee since 2004.  Mr. Ashner has been our Chief Executive Officer since December 31, 2003 and Chairman since April 2004.  Mr. Ashner also served as the Executive Chairman and a trustee of Lexington Realty Trust (“Lexington”), a New York Stock Exchange listed real estate investment trust, from December 31, 2006 when Newkirk Realty Trust, Inc. (“Newkirk”) was merged into Lexington to March 20, 2008.  Mr. Ashner previously served as a director and the Chairman and Chief Executive Officer of Newkirk until it was merged into Lexington.  Mr. Ashner also currently serves as the Chief Executive Officer of Winthrop Realty Partners, L.P., a real estate investment and management company, a position he has held since 1996.  Mr. Ashner previously served as a director and Chief Executive Officer of Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. (collectively, the “Shelbourne Entities”), three real estate investment trusts, from August 2002 until their liquidation in April 2004. During the past five years Mr. Ashner has served as a director of the following public companies that had a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15 of such Act:  Lexington Realty Trust, NBTY, Inc., Newkirk Realty Trust, Inc., GB Holdings, Inc and Atlantic Entertainment Holdings, Inc.  Mr. Ashner’s experience in opportunistic real estate investing, as well as his performance as our chief executive officer and chairman of the Board and his experience as a board member for other large and/or public companies, led the Board to conclude that he should again be nominated as a Trustee.

Arthur Blasberg, Jr., age 83, has been a Trustee since 2003.  Mr. Blasberg's activities for the past five years include serving as a receiver appointed by the Superior Court in Massachusetts and as a trustee of various businesses, including real estate investment firms and industrial companies.  Mr. Blasberg was a director and chairman of the audit committee of each of the Shelbourne Entities from August 2002 to their liquidation in April 2004 and was Chairman of the Trust’s audit committee from January 2004 to the third quarter of 2010.  Mr. Blasberg also has served as a director of several private companies.  He is an attorney admitted to practice in the Supreme Court of the United States, various federal courts and state courts and served for five years in the general counsel's office of the SEC.  Mr. Blasberg’s extensive management experience in various companies including real estate companies, his experience as an audit committee chairperson of several public companies during the past ten years, his performance as our audit committee chairperson, and his understanding of the Trust’s business, led the Board to conclude that the age limitation By-law be waived in order for Mr. Blasberg to again be nominated as a Trustee.

Howard Goldberg, age 65, has been a Trustee since 2003.  Mr. Goldberg has been a private investor in both real estate and start-up companies and has provided consulting services to start-up companies since 1999.  From 1994 through 1998, Mr. Goldberg served as President, CEO, and board member of Player’s International, a publicly-traded company in the gaming business prior to its sale to Harrah's Entertainment Inc.  From 2003 through 2005, Mr. Goldberg served as a part-time consultant to Laser Lock Technologies, Inc., LLTI.OB, a publicly-traded development stage company, engaged in the development and marketing of technologies for the prevention of product and document counterfeiting and electronic article surveillance. From 1995 through 2000, Mr. Goldberg served on the board of directors and audit committee of Imall Inc., a publicly-traded company that provided on-line shopping prior to its sale to Excite-at-Home. Mr. Goldberg served as a member of the board of directors and the audit committees of the Shelbourne Entities from August 2002 until their liquidation in April 2004.  Mr. Goldberg has a law degree from New York University and was previously the managing partner of a New Jersey law firm where he specialized in gaming regulatory law and real estate from 1970 through 1994.  Mr. Goldberg’s legal background as well as his experience in senior management of other companies and as a director of other public companies led the Board to conclude that he should again be nominated as a Trustee.

Thomas F. McWilliams, age 68, has been Trustee since 2008.  Mr. McWilliams is currently a managing partner and member of the investment committee of Court Square Capital Partners, a private equity company that manages approximately $6 billion in capital, a position he has held since 2006 when Court Square Capital Partners was formed.  From 1983 to 2006, Mr. McWilliams held a similar position with Citigroup Venture Capital, the private equity arm of Citigroup.  During the past five years, Mr. McWilliams served as a director of the following public companies that had a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15 of the Exchange Act:  Euramax International, Inc.; MMI Products, Inc.; Remy International, Inc.; Royster-Clark, Inc.; and WCI Communities, Inc.  Mr. McWilliams’ over 15 years of experience in the supervision of the management of numerous companies either as an investor or as a director together with his capital markets knowledge, led the Board to conclude that he should again be nominated as a Trustee.

Lee Seidler, age 76, has been a Trustee since 2009.  Dr. Seidler is currently a private investor.  Dr. Seidler serves frequently as an expert witness in accounting and finance cases for various plaintiffs and defendants as well as the SEC.  He testified in 2002 before the Senate Committee on Banking, Housing and Urban Affairs on regulation of the accounting profession and consulted with staff drafting Sarbanes-Oxley which produced the Public Company Accounting Oversight Board (PCAOB).  He was a member of the PCAOB’s Standing Advisory Group.  Mr. Seidler served as a General Partner and Senior Managing Director of Bear, Stearns & Co. from 1981 to 1989.  Dr. Seidler was elected to Institutional Investor’s All Star first team of financial analysts for 14 consecutive years (until his retirement) for his analysis of the impacts of accounting and financial reporting and taxes on the decisions of investors.  He was also director of the firm’s 55 person internal audit staff for two years and represented Bear, Stearns in Washington D.C. on legislative issues.  Dr. Seidler is a CPA and has been a member of the boards of directors of numerous public and private companies and has served as chair of the audit committees of these companies.  Dr. Seidler was a professor of accounting and the Price Waterhouse professor of auditing at New York University Graduate School of Business Administration for 22 years.  Dr. Seidler’s recognition as a pre-eminent authority on public accounting and his business experience led the Board to conclude that he should again be nominated as a Trustee.

Carolyn Tiffany, age 44, has been a Trustee since 2009.  Ms. Tiffany has been our President since January 1, 2009 and served as our Chief Operating Officer and Secretary from January 8, 2004 to January 31, 2007.  From February 2007 through March 2008 Ms. Tiffany served as a principal and the Chief Operating Officer for High Street Equity Advisors, a private equity real estate firm.  From April 2008 to December 31, 2008, Ms. Tiffany was a private investor.  In addition, Ms. Tiffany served as the Chief Operating Officer and Secretary of Newkirk and its predecessor entities from 1996 to December 31, 2006.  Ms. Tiffany’s real estate experience and her performance as our President led the Board to conclude that she should again be nominated as a Trustee.

Steven Zalkind, age 69, has been a Trustee since 2008.  Since 1975, Mr. Zalkind has been a principal of Resource Investments Limited, LLC (“Resource”), a real estate investment firm, acting as either an officer of the General Partner or Managing Member in the acquisition of over 26,000 multi-family apartment units and 2,000,000 square feet of commercial shopping centers and office buildings.  Mr. Zalkind currently serves as the Chairman and Chief Executive Officer of Resource.  Mr. Zalkind was a director of each of the Shelbourne Entities from August 2002 to their liquidation in April 2004 and a director of Newkirk from November 2005 until its merger with Lexington in December 2006.  Mr. Zalkind’s experience in multi-family and commercial real estate investing since 1975 led the Board to conclude that he should again be nominated as a Trustee.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election of Messrs. Ashner, Blasberg, Goldberg, McWilliams, Seidler and Zalkind and Ms. Tiffany to the Board.  Unless otherwise indicated, the accompanying form of proxy will be voted for the nominees listed above.

PROPOSAL NO. 2
SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committee, the Board has selected PricewaterhouseCoopers LLP, which we refer to as PwC, to serve as the independent registered public accounting firm of the Trust for its fiscal year ending December 31, 2011.

During our past two fiscal years, there were: (i) no disagreements with PwC our independent registered public accounting firm for the years ended December 31, 2010 and 2009, on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference to the subject matter in connection with its report on the Trust’s financial statements for such year; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  Further, PwC’s report on our consolidated financial statements as of and for the years ended December 31, 2010 and 2009 did not contain any adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Although Shareholder ratification of the Board’s action in this respect is not required, the Board considers it desirable for Shareholders to pass upon the selection of the independent registered public accounting firm and, if the Shareholders disapprove of the selection, the Board would consider other firms for selection as the independent registered public accounting firm for the current fiscal year.

It is expected that representatives of PwC will be present either in person or by telephone conference at the Annual Meeting.

Aggregate fees billed to us for the year ended December 31, 2010 and 2009 represents fees billed by PwC for audit, audit related fees and tax matters.

Type of Fee	Fiscal 2010	Fiscal 2009
Annual Audit and Quarterly Review Fee	$935,000	$1,096,000
Audit Related Fees	65,000	32,000
Tax Fees	55,000	82,000
Total	$1,055,000	$1,210,000

Audit fees for the years ended December 31, 2010 and 2009 were for professional services rendered in connection with the integrated audit of our consolidated financial statements, internal control over financial reporting, and quarterly reviews of our consolidated financial statements.

Audit Related fees for the year ended December 31, 2010 and 2009 were for services related to comfort letters and review of our Registration Statements on Form S-3 during such years.

Tax fees as of the years ended December 31, 2010 and 2009 were for services related to tax compliance, tax planning and strategies, and state and local tax advice.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the ratification of the election of PwC to serve as the independent registered public accounting firm of the Trust for its fiscal year ending December 31, 2011.

Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

We have a policy of requiring that the Audit Committee pre-approve all audit and non-audit services provided to us by the independent registered public accounting firm.  During 2010, the Audit Committee approved all of the fees paid by us to PwC.

PROPOSAL NO. 3
ADVISORY APPROVAL RELATING TO EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are including a proposal for our Shareholders to vote to approve, on a nonbinding advisory basis, the narrative under “Compensation Discussion and Analysis” beginning on page 16 in this Proxy Statement.

We do not have any employees.  Our advisor, FUR Advisors LLC, which we refer to as FUR Advisors, conducts our day to day operations on our behalf and provides services to us that otherwise would be provided by employees.   Each of our named executive officers is an employee of FUR Advisors and their services are provided to us by FUR Advisors.  FUR Advisors compensates them directly and in its sole discretion in connection with their services rendered to FUR Advisors and to us.  None of our named executive officers has an employment agreement with us and we do not pay them salaries or bonuses or provide them with other compensation, benefits or options.

As required by Section 14A of the Exchange Act, we are asking you to vote on the adoption of the following resolution:

RESOLVED:  That the holders of Winthrop Realty Trust’s common shares of beneficial interest approve, on a nonbinding, advisory basis, the narrative under the “Compensation Discussion and Analysis” in the Proxy Statement.

The affirmative vote of a majority of the votes will be necessary to approve Proposal No. 3.  The Shareholder vote on Proposal No. 3 is advisory and nonbinding and serves only as a recommendation to our Board.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” Proposal 3.

PROPOSAL NO. 4
ADVISORY VOTE ON SELECTION OF FREQUENCY OF EXECUTIVE COMPENSATION VOTE

As required by Section 14A of the Exchange Act, we are including a proposal for our Shareholders to vote to approve, on a nonbinding advisory basis, the frequency with which they wish to have a nonbinding, advisory vote on a proposal similar to this year’s Proposal No. 3.  The choices available under Section 14A of the Exchange Act are every year, every other year or every three years.

After consideration, our Board recommends that you select every three years as the frequency for such a nonbinding, advisory vote of Shareholders.  We believe this frequency is appropriate because, as described above, we do not provide any compensation to our executive officers.

Please mark your proxy card to indicate your preferences on this proposal or your abstention if you wish to abstain.  If you properly complete your proxy and fail to indicate your preference or abstention, your Common Shares will be voted to select every three years as the frequency with which our Shareholders will be asked to hold a nonbinding, advisory vote on our “Compensation Discussion and Analysis” narrative.

The affirmative vote of a majority of the votes cast will be necessary for nonbinding approval of the selection under Proposal No. 4 of every three years as the frequency with which our Shareholders will be asked to hold a nonbinding, advisory vote on our “Compensation Discussion and Analysis” narrative.  The Shareholder vote on Proposal No. 4 is advisory and nonbinding and serves only as a recommendation to our Board.  The Board has not yet determined the frequency with which we will hold the Shareholder advisory vote required by Section 14A of the Exchange Act.  Whether or not a majority of votes is cast in favor of any of the options available in this Proposal No. 4, our Board will decide among these options in its discretion.

Recommendation of the Board

The Board recommends you vote for every “THREE YEARS” as the frequency with which a nonbinding Shareholder advisory vote on our “Compensation Discussion and Analysis” narrative will occur.

EXECUTIVE OFFICERS

All officers serve at the discretion of the Board.  Set forth below is certain information regarding our executive officers at March 15, 2011 (biographical information with respect to Mr. Ashner and Ms. Tiffany is set forth above on pages 5 and 6):

Name	Age	Current Position
Michael L. Ashner	58	Chairman and Chief Executive Officer
Carolyn Tiffany	44	President
Peter Braverman	59	Executive Vice President
Thomas Staples	55	Chief Financial Officer
John Alba	40	Chief Investment Officer and Secretary

Mr. Braverman currently serves as our Executive Vice President.  Mr. Braverman previously served as our President and as a Trustee.  Mr. Braverman also currently serves as the Executive Vice President of Winthrop Realty Partners, L.P., a real estate investment and management company, a position he has held since January 1996.  Mr. Braverman served as a director and President of Newkirk until it was merged into Lexington and as a director and Executive Vice President of each Shelbourne Entity from August 2002 until their liquidation in April 2004.

Mr. Staples has been our Chief Financial Officer since January 8, 2004.  Mr. Staples has been with Winthrop Realty Partners, L.P. since 1994 and has served as its Chief Financial Officer since January 1999.  He also served as the Chief Financial Officer of Newkirk until December 31, 2006 when it was merged into Lexington. Mr. Staples also served as Assistant Treasurer of the Shelbourne Entities from August 2002 until their liquidation in April 2004. Mr. Staples is a certified public accountant.

Mr. Alba was appointed our Chief Investment Officer in October 2005 and Secretary in May 2007.  He has served as a Vice President of Winthrop Realty Partners, L.P. since January 1998 where his responsibilities included asset management and investment analysis.

THE BOARD, ITS COMMITTEES AND OTHER CORPORATE GOVERNANCE INFORMATION

Board Leadership Structure

As described in our corporate governance guidelines, the Board is permitted to select its Chairman and our Chief Executive Officer in the manner it considers in our best interests at any given point in time.  In this regard, the Board believes that the questions of whether the Chairman of the Board and the Chief Executive Officer should be separate, and if separate, whether the Chairman of the Board should be an outside Trustee or an inside Trustee, should be addressed from time to time as circumstances require.  At present, the Board believes that the combination of these two roles provides more consistent communication and coordination throughout the organization, which results in a more effective and efficient implementation of corporate strategy.  During Mr. Ashner’s tenure, the Board has been satisfied with the Chief Executive Officer performing the functions of the Chairman of the Board because Mr. Ashner has been able to utilize his in-depth knowledge and perspective gained in running the company to effectively and efficiently recommend Board meeting agenda, lead Board discussions on critical issues and create a vital link among the Board, management and Shareholders.  Mr. Ashner fulfills his Chairman responsibilities through close interaction with the Lead Independent Trustee, Committee Chairs and other Board members.

Lead Independent Trustee and Meetings of Independent Trustees

To further ensure balance, the Board determined in 2010 that the Trust should have a Lead Independent Trustee who is elected annually by the independent members of the Board.  The duties of the Lead Independent Trustee include:

•	Calling and chairing meetings of independent Trustees;
•	Liaising with the Chairman regarding board-wide issues between independent Trustees and management;
•	Reviewing and providing input on Board meeting agenda;
•	Serving as the primary recipient for all Shareholder communications and be available, if necessary, for direct communication with Shareholders; and
•	Overseeing the annual Board review.

Mr. Goldberg has been elected by the independent Trustees to serve as Lead Independent Trustee.

As noted previously, five of the seven current Trustees and five of the seven nominees for election as Trustee are independent and all members of the Audit Committee, Compensation Committee, Conflicts Committee, and Nominating and Governance Committee are independent Trustees.  In addition, our current policy regarding the receipt and dissemination of Shareholder communications allows our Shareholders to communicate directly with any or all of our Trustees.  Further, in addition to formal Board meetings, management holds monthly informal informational calls with the Board at which updates on company matters are provided.

Based on the foregoing, the Board believes that its existing leadership structure provides for an appropriate balance that best serves us and our Shareholders. The Board will periodically review its leadership structure to ensure that it remains the optimal structure for us and our shareholders.

Board’s Role in Risk Oversight

The Board acknowledges its responsibility for reviewing the process for assessing the major risks facing us and the options for their mitigation.  Trustees are entitled to rely on management and the advice of our outside advisors and auditors, but must at all times have a reasonable basis for such reliance.  This responsibility is addressed in a number of ways.  First, our Audit Committee on a quarterly basis reviews and discusses with management, our internal auditor and our independent registered public accounting firm our major risk exposures and the policies management has implemented to monitor such exposures, including our financial risk exposures and risk management policies.  Second, we have adopted a Corporate Compliance and Business Ethics Compliance Program which established an Ethics and Compliance Committee, consisting of our President, Chief Financial Officer, Internal Auditor, Human Resources Director, and general counsel, or such persons who effectively serve in such capacities or perform the roles attendant thereto.  The Ethics and Compliance Committee conducts an annual compliance risk assessment to include consideration of compliance risk-related information otherwise identified through operation of the Corporate Compliance and Business Ethics Compliance Program (such as information from internal audit reports; reports of possible violations; and issues raised in connection with training sessions).  The Ethics and Compliance Committee also incorporates information about the changing nature of our business (such as the development of new services, the acquisition of new business, the entry into a new venture, the imposition of new requirements, or the entry into new geographical markets) into the risk assessments.  The results of these reviews are reported directly to Audit Committee and the Board.  Third, our Board further oversees risk through provisions of our Declaration of Trust, By-laws and general corporate governance policies which provide that (i) each of our Board Committees consist solely of Trustees who qualify as “independent” under the requirements of the New York Stock Exchange, (ii) a majority of our Trustees qualify as independent, (iii) Board approval is required for any acquisition or disposition in excess of $10,000,000 and (iv) approval of our Conflicts Committee is required for approval of any transactions involving a conflict of interest, or potential thereof.

Board Meetings

During 2010, the Board met or acted through written consent 16 times.  Each of the Trustees attended either in person or telephonically 75% or more of the aggregate number of meetings of the Board and Board committees on which such Trustee served in 2010.  It is the policy of the Board to have all members of the Board in attendance at the Annual Meeting, or if unavailable to attend in person, to make arrangement, if possible, to participate by telephone or video conference.  All members of the Board attended in person the 2010 Annual Meeting of Shareholders.

Board Committees

Our Declaration of Trust and our By-laws give the Board the authority to delegate its powers to a committee appointed by the Board.  All committees are required to conduct meetings and take action in accordance with the directions of the Board and the provisions of our By-laws. The Board has appointed four standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee, and a conflicts committee.  Certain of the committees' principal functions are described below.

Audit Committee

The Audit Committee:

•	reviews annual and quarterly consolidated financial statements with our management and independent registered public accounting firm;
•	recommends the appointment and reviews the performance, independence, and fees of our independent registered public accounting firm and the professional services they provide;
•	oversees our system of internal accounting controls and the internal audit function; and
•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for audit committees.

The Board has adopted a written charter for the Audit Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

The current members of the Audit Committee are Messrs. Blasberg, Goldberg and Seidler.  Mr. Seidler serves as the Audit Committee Chairman. The Audit Committee meets periodically throughout the year both through formal meetings and written consents as well as through informal discussions as necessary.  During the 2010 fiscal year, the Audit Committee met four times.  All members of the Audit Committee attended either in person or by telephone conference call all meetings of the Audit Committee.  Representatives of PwC, our independent registered public accounting firm for the year ended December 31, 2010, attended all meetings of the Audit Committee.  The Audit Committee met on March 1, 2011 with representatives of PwC to discuss our 2010 consolidated financial statements.

The Board has concluded that each member of the Audit Committee is “financially literate” as such term is defined in the listing standards of the New York Stock Exchange and that Mr. Seidler, the chairman of the Audit Committee, and Mr. Blasberg meet the SEC definition of "audit committee financial expert."  We are currently in compliance with the listing requirements of the New York Stock Exchange relating to audit committee qualification, and the Board has determined that its Audit Committee possesses sufficient financial expertise to effectively discharge its obligations.

For further information with respect to the Audit Committee, see “AUDIT COMMITTEE REPORT” which begins on page 15 of this Proxy Statement.

Compensation Committee

The Compensation Committee:

•	recommends to the Board the compensation policies and arrangements for our officers, Trustees, advisors and affiliates;
•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for compensation committees; and
•
reviews the “Compensation Discussion and Analysis” section of this Proxy Statement commencing on page 16 of this Proxy Statement and issues its report which can be found on page 17 of this Proxy Statement.

The Board has adopted a written charter for the Compensation Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

The current members of the Compensation Committee are Messrs. McWilliams, Seidler and Zalkind.  Mr. Zalkind serves as the chairman of the Compensation Committee.  The Compensation Committee met twice during the 2010 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee:

•	reviews the qualifications of current and potential Trustees including determining whether they are “independent” under the listing standards of the New York Stock Exchange;
•	reviews each Trustee's continued service on the Board;
•	reviews outside activities of Board members and resolves, to the extent not referred to the Conflicts Committee, any issue of possible conflict of interest related thereto;
•
considers nominees for Trustees submitted in writing to the Chairman of the Nominating Committee (along with other information submitted in accordance with our By-laws and the Declaration of Trust), which are submitted by our executive officers, current Trustees, search firms engaged by the Nominating Committee, if any, by others in its discretion and, nominees for Trustee proposed by a Shareholder in accordance with the terms of our By-laws and Declaration of Trust;

•
considers proposals submitted by Shareholders for inclusion in the Proxy Statement for our Annual Meeting of Shareholders if they are submitted in writing to the Chairman of the Nominating Committee at our principal address in accordance with the provisions of our By-laws and Declaration of Trust and so long as the submitting Shareholder meets the qualifications and complies with the procedures provided in the proxy rules of the SEC.  All such proposals shall be accompanied by information with respect to the submitting Shareholder sufficient for the committee to determine whether such qualifications are met;

•	reviews any other Shareholder communications intended for our management unless such communication is directed to a specific Trustee or Trustees;
•	recommends nominations for members of the Board;
•	reviews and assesses the adequacy of the charters of the Audit Committee, Compensation Committee and Conflicts Committee; and
•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for nominating and corporate governance committees.

The Board has adopted a written charter for the Corporate Governance and Nominating Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  The Board has also adopted Corporate Governance Guidelines which is also available at our website www.winthropreit.com, under the link “Corporate Governance.”  A printed copy of the charter and the guidelines are also available to any Shareholder who requests them in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

The current members of the Nominating and Corporate Governance Committee consisted of Messrs. Goldberg, McWilliams and Zalkind.  Mr. Goldberg serves as the chairman of the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee met once during the 2010 fiscal year.

Conflicts Committee

The Conflicts Committee:

•
considers and approves, on behalf of the Trust, all material transactions that relate to conflicts of interests between us and our affiliates, on the one hand, and certain named parties including (i) FUR Advisors (and any successor advisor), Michael Ashner, and any of their affiliates, (ii) a beneficial owner of more than 4.9% of the issued and outstanding Common Shares, either directly or upon the conversion of any of our preferred shares of beneficial interest, or (iii) a beneficial owner of more than 4.9% of any other entity in which we hold a 10% or greater interest; and

•	advises the Board on actions to be taken by us or matters related to us upon request of the Board or the Nominating or Corporate Governance Committee, which may include conflicts of interest.

The Board has adopted a written charter for the Conflicts Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

The Conflicts Committee consists of all non-management Trustees of the Board.  Mr. McWilliams serves as the chairman of the Conflicts Committee.  The Conflicts Committee acted through unanimous written consent once during the 2010 fiscal year.

Independence of Trustees

Pursuant to the Nominating and Corporate Governance Committee’s Charter, the Committee undertook its annual review of Trustee independence in March 2011.  During this review, the Committee considered transactions and relationships between each Trustee or any member of his or her immediate family and the Trust and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions” below. The Committee also examined transactions and relationships between Trustees or their affiliates and members of our senior management or their affiliates.  The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the Trustee is independent in accordance with Section 303A.02(a) and (b) of the listing standards of the New York Stock Exchange.  In particular, the Committee reviewed with counsel responses given by the Trustees in their Trustee Questionnaires, asked counsel if he was aware of any relationships between the Trustees and us or our affiliates and reviewed the bright-line independence tests set forth in Section 303A.02(b).

As a result of this review, the Board affirmatively determined that each of Messrs. Blasberg, Goldberg, McWilliams, Seidler and Zalkind are independent of the Trust and its management in accordance with Section 303A.02(a) and (b) of the listing standards of the New York Stock Exchange.  Mr. Ashner and Ms. Tiffany are not considered independent because they serve as our executive officers as well as their ownership interest in FUR Advisors.  See “Certain Relationships and Related Transactions” below.

Trustee Nominating Process

The Nominating and Corporate Governance Committee will consider written recommendations from Shareholders for nominees to the Board.  A Shareholder who wishes to recommend a person to the Nominating and Corporate Governance Committee for nomination by the Trust must submit a written notice by mail to the Nominating and Corporate Governance Committee c/o the Trust’s Secretary, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.  Such a written recommendation must be received no later than 120 days in advance of the annual meeting of Shareholders and should include the information required by ARTICLE I, Section 7 of the Trust’s Bylaws including (i) the candidate’s name, business address and other contact information, (ii) a complete description of the candidate’s qualifications, experience, background and compensation (if any) from the Trust, as would be required to be disclosed in the Proxy Statement pursuant to Regulation 14A of the Exchange Act, and (iii) a signed statement by the candidate in which he or she consents to being named in the Proxy Statement as a nominee and to serve as a Trustee if elected.

The Nominating and Corporate Governance Committee recommends nominees for election to the Board based on a number of criteria including:

•	Personal qualities and characteristics, accomplishments and reputation in the business community;
•	Current knowledge of, and contacts in, the Trust's industry or other industries relevant to the Trust's business or the geographic locations of the Trust’s assets;
•	Ability and willingness to commit adequate time to Board and committee matters;
•	The fit of the individual's skills and personality with those of other Trustees and potential Trustees in building a Board that is effective, collegial and responsive to the needs of the Trust; and
•	Diversity of viewpoints, experience and other demographics.

There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluate a candidate who is recommended for nomination for membership on the Board by a Shareholder.  The Nominating and Corporate Governance Committee has not received any recommended nominations from Shareholders in connection with the Annual Meeting.

The Nominating and Corporate Governance Committee identifies potential nominees for Trustee through a variety of business contacts, including current executive officers, Trustees and Shareholders.  The Nominating and Corporate Governance Committee may, to the extent it deems appropriate, retain a professional search firm and other advisors to help identify potential nominees for Trustee.

The Nominating and Corporate Governance Committee evaluates candidates to the Board by reviewing their biographical information and qualifications.  If the Nominating and Corporate Governance Committee determines that a candidate is qualified to serve on the Board, such candidate is interviewed by the Lead Independent Trustee, at least one member of the Nominating and Corporate Governance Committee and the Chief Executive Officer.  Members of the Board also have an opportunity to interview qualified candidates.  As described above, the Nominating and Corporate Governance Committee will also consider candidates recommended by Shareholders.  The Nominating and Corporate Governance Committee then determines, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the Trust nominate a candidate for approval by the Shareholders to fill a Board position.  With respect to an incumbent Trustee whom the Nominating and Corporate Governance Committee is considering as a potential nominee for re-election, the Nominating and Corporate Governance Committee reviews and considers the incumbent Trustee’s service to the Trust during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Trust in addition to such person’s biographical information and qualifications.  The Nominating and Governance Committee gives consideration to a wide range of diversity factors as a matter of practice when evaluating candidates to the Board and incumbent Trustees, but the Committee does not have a formal policy regarding Board diversity.

In evaluating candidates to the Board, the Nominating and Corporate Governance Committee also takes into account the skill sets that are needed to balance and complement the skill sets of other candidates and members of the Board, and the skills and expertise of a candidate that facilitate the Trust’s compliance with the rules of the SEC and New York Stock Exchange.

Communication with Trustees

Shareholders and any other interested party wishing to communicate with the Board may do so in one of four ways:  in person at our annual Shareholders meeting: by mail: by telephone: or via the internet.  Any Shareholder can mail correspondence to any Trustee, or the Board as a whole, by addressing it to our outside general counsel, Post Heymann & Koffler, LLP, Two Jericho Plaza, Wing A, Suite 211, Jericho, New York 11753, Attention:  David J. Heymann.  After the mail is opened and screened for security purposes, it will be logged in, and (other than mail that Mr. Heymann determines to be trivial or obscene) then forwarded to the particular Trustee identified, or the Board as a whole, as requested in the Shareholder's correspondence.  Trivial items will be delivered to the Trustees at the next scheduled Board meeting.  Obscene items will not be forwarded.

Shareholders and any other interested party wishing to communicate only with non-management Trustees may do so in the manner described above or by calling toll free at 866-241-4955 or via the internet through the Governance page on our website, www.winthropreit.com.  All communications through the toll-free number or our website are forwarded solely to Mr. Heymann and will be handled in the same manner as written correspondence described above.

Compensation of Trustees

The following table sets forth a summary of the compensation received by our non-officer Trustees during 2010:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total

Arthur Blasberg, Jr.	$80,250	-	-	-	$80,250
Howard Goldberg	$63,250	-	-	-	$63,250
Thomas F. McWilliams	$51,750	-	-	-	$51,750
Lee Seidler	$70,750	-	-	-	$70,750
Steven Zalkind	$52,250	-	-	-	$52,250

The current non-officer Trustees, Messrs. Blasberg, Goldberg, McWilliams, Seidler and Zalkind, each receive $45,000 annually for their services as Trustees, $500 for each Board or committee meeting they attend in person, and $250 for each Board or committee meeting they attend telephonically.  In addition, each member of the Audit Committee (other than the chairman) receives $10,000 annually for serving on the Audit Committee and the chairman of the Audit Committee receives an additional $30,000 annually.  For serving as Lead Independent Trustee, Mr. Goldberg receives $25,000 annually.  Trustees who are also our officers receive no compensation for serving on the Board.  However, all Trustees are reimbursed for travel expenses and other out-of-pocket expenses incurred in connection with their service on the Board and its committees.

CODE OF ETHICS

We have adopted a Code of Ethics, which is applicable to all Trustees and our executive officers, including the principal executive officer, the principal financial officer and the principal accounting officer, as well as FUR Advisors and its employees.  The Code of Ethics can be obtained upon request from our Secretary and at our website www.winthropreit.com in the Governance section under the link “Charters”.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for providing independent, objective oversight of the Trust’s accounting functions and internal controls.  The Audit Committee is comprised of three Trustees, each of whom is “independent” as defined by the existing New York Stock Exchange listing rules and SEC rules.  Members of the Audit Committee must also satisfy the independence requirements of Section 10A(m)(3) of the Exchange Act.

Management is responsible for the Trust’s internal controls and financial reporting process.  The Trust’s independent registered public accounting firm is responsible for performing an independent audit of the Trust’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the Trust’s audited consolidated financial statements for the fiscal year ended December 31, 2010, with the Trust’s management, and also has discussed with PwC, the matters required to be discussed by Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1, AU Section 380) as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received both the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PwC that firm’s independence.

Based on the Audit Committee’s discussions with management, the Trust’s internal auditor and PwC, the Audit Committee recommended to the Trust’s Board of Trustees that the Trust’s audited consolidated financial statements for the fiscal year ended December 31, 2010 be included in the Trust’s Annual Report on Form 10-K as filed with the SEC in March 2011.

Members of the Audit Committee
Lee Seidler (Chairman)
Arthur Blasberg, Jr.
Howard Goldberg

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Exchange Act that might incorporate SEC filings, in whole or in part, the foregoing Audit Committee Report will not be incorporated by reference into any such filings.

COMPENSATION DISCUSSION AND ANALYSIS

General

As described above under “Compensation Committee” on page 12 of this Proxy Statement, the Compensation Committee is responsible for recommending to the Board the compensation policies and arrangements for the Trust's officers, Trustees, advisors and affiliates.  The Compensation Committee acts pursuant to the Compensation Committee Charter and is comprised of three members who are independent within the meaning of Section 303A.02 of the listing standards of the New York Stock Exchange.  A copy of the Compensation Committee Charter is available upon request from the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114 and at our website www.winthropreit.com.

Executive Compensation Principles

We do not provide any remuneration to our executive officers and do not have any direct employees.  We retain FUR Advisors to provide substantially all of our asset management, accounting and investor services.  Information relating to fees paid to FUR Advisors is set forth under “Certain Relationships and Related Transactions” below.

At present, the Compensation Committee reviews annually the terms of the advisory agreement with FUR Advisors to determine their consistency with market terms and whether the retention of an outside advisor is more favorable to us than retaining direct employees.  The Compensation Committee reviews the fees payable to FUR Advisors in comparison to the general and administration costs of other public real estate investment trusts.  Based on its review, the Compensation Committee recommended to the Board that the advisory agreement with FUR Advisors be renewed.

If we were to retain our executive officers directly, the Compensation Committee would, in making its compensation recommendations to the Board likely consider (1) the potential holding periods of our assets, (2) the number of individual investments held by us, (3) the amount of asset management required with respect to our assets, (4) our overall investment prospects and our short and long-term business plan, and (5) with respect to a specific executive officer, such officer's responsibilities, experience and overall performance.  The Compensation Committee would further seek to attract and retain highly qualified executives and to motivate them to work together as a team to maximize our financial performance on an annual and long-term basis thereby resulting in increase shareholder value.

Share Options/Grants

From March 2005 to May 2007, no share option or share grant plans were in effect pursuant to which we could issue options.  In May 2007, our Shareholders approved the Winthrop Realty Trust 2007 Long Term Incentive Plan pursuant to which share options or share grants can be granted.  No such share options or share grants have been granted under the plan.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is comprised entirely of independent Trustees.  The Compensation Committee has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee
Steven Zalkind (Chairman)
Thomas F. McWilliams
Lee Seidler

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Exchange Act that might incorporate SEC filings, in whole or in part, the foregoing Audit Committee Report will not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There were no relationships among members of the Compensation Committee, members of the Board or our executive officers who served during our 2010 fiscal year that require disclosure under Item 407(e)(4) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  All current members of the Compensation Committee are considered independent under our Corporate Governance Guidelines.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 15, 2011 (except as otherwise indicated) regarding the ownership of our Common Shares by (i) each person who is known to us to be the beneficial owner of more than 5% of the outstanding Common Shares, (ii) each Trustee, (iii) each executive officer named herein, and (iv) all current executive officers and Trustees as a group.  Except as otherwise indicated, each such Shareholder has sole voting and investment power with respect to the Common Shares beneficially owned by such Shareholder.  As of March 15, 2011, there were 27,088,347 Common Shares outstanding.

Name and Address of Beneficial Owner	Position with the Trust	Amount and Nature of Beneficial Ownership		Percent of Class
FUR Investors, LLC (1) FUR Holdings LLC WEM-FUR Investors LLC	--	3,242,032		12.0%

John Alba (1)	Chief Investment Officer	3,950	(4)	(4)

Michael L. Ashner(1)	Chairman and CEO	3,342,950	(2)	12.3%

Arthur Blasberg, Jr. (3)	Trustee	28,000		*

Name and Address of Beneficial Owner	Position with the Trust	Amount and Nature of		Percent of Class
Peter Braverman(1)	Executive Vice President	6,166	(4)	(4)

Howard Goldberg (3)	Trustee	64,193		*

Thomas F. McWilliams(3)	Trustee	--		*

Lee Seidler	Trustee	7,071		*

Thomas Staples(3)	Chief Financial Officer	--	(4)	(4)

Carolyn Tiffany(3)	President and Trustee	9,410	(4)	(4)

Steven Zalkind(3)	Trustee	15,774		*

All Trustees, Trustee nominees and executive officers as a group		3,477,514		12.8%

Blackrock, Inc.(5)	--	1,942,922	(5)	7.2%

Fairholme Capital Management, LLC(6) Fairholme Funds, Inc. Bruce R. Berkowitz	--	2,491,848	(6)	9.2%

The Vangaurd Group Inc.(7)	--	2,367,844	(7)	8.7%

*Less than 1%

(1)	The address for each of FUR Investors LLC, FUR Holdings LLC, WEM-FUR Investors LLC, Mr. Alba, Mr. Ashner and Mr. Braverman is Two Jericho Plaza, Wing A, Suite 111, Jericho, NY 11753.
(2)
Comprised of 3,242,032 Common Shares owned by FUR Investors LLC, 60,256 Common Shares held directly by Mr. Ashner and 40,662 Common Shares held by The Ashner Family Evergreen Foundation, a New York not for profit corporation (the “Foundation”).  Mr. Ashner is the managing member of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors LLC.  As such, Mr. Ashner may be deemed to beneficially own all Common Shares owned by FUR Investors.  Mr. Ashner is a director of the Foundation and, as such, may be deemed to beneficially own all Common Shares owned by the Foundation.

(3)	The address for each of Messrs. Blasberg, Goldberg, McWilliams, Seidler, Staples and Zalkind and Ms. Tiffany is c/o of Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, MA 02114.
(4)
Messrs. Alba, Braverman, and Staples and Ms. Tiffany are members of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors LLC.  Accordingly, Messrs. Alba, Braverman and Staples and Ms. Tiffany have an indirect pecuniary interest in approximately 25,694, 60,778, 44,698 and 50,000, respectively, of the Common Shares owned by FUR Investors LLC.  However, Messrs. Alba, Braverman and Staples and Ms. Tiffany do not exercise investment control over the Common Shares held by FUR Investors LLC.  Accordingly, Messrs. Alba, Braverman and Staples and Ms. Tiffany are not deemed to beneficially own any of such Common Shares under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended.

(5)	The address for Blackrock, Inc. (“Blackrock”) is 40 East 52nd Street, New York, New York 10022. Information is derived from the 13-G filing by Blackrock with the SEC on February 9, 2011.
(6)
The address for Fairholme Capital Management, LLC (“Fairholme”) , Fairholme Funds, Inc. and Mr. Berkowitz is c/o Fairholme Capital Management, LLC, 4400 Biscayne Boulevard, 9th Floor, Miami, FL 33137.  Information is derived from the 13-G/A filing by Fairholme, Fairholme Funds, Inc. and Mr. Berkowitz with the SEC on February 14, 2011.

(7)	The address for The Vanguard Group Inc. (“Vanguard”) is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Information is derived from the 13-G/A filing by Vanguard with the SEC on February 10, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, Trustees and persons who beneficially own greater than 10% of a registered class of our equity securities to file certain reports which we refer to as “Section 16 Reports” with the SEC with respect to ownership and changes in ownership of our Common Shares and other equity securities.  Based solely on our review of the Section 16 Reports furnished to us as well as written representations from certain reporting persons, our officers, Trustees and greater than 10% beneficial owners, such persons have complied with all Section 16(a) requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FUR Advisors administers our business pursuant to the terms of an advisory agreement.  FUR Advisors is controlled by and partially owned by our executive officers.  Pursuant to the terms of the advisory agreement, FUR Advisors is responsible for providing asset management services to us and coordinating with our Shareholder transfer agent and property managers.  For providing these services, FUR Advisors is entitled to receive a base management fee and, if upon the return to Shareholders of threshold amount, an incentive fee.

Effective January 1, 2009 the calculation of the base management fee was amended to provide that (i) all Common Shares and Series B-1 Preferred Shares then issued and outstanding would be valued at a price of $11.00 per Common Share and $25.00 per Series B-1 Preferred Share, (ii) any additional future conversions, redemptions or repurchases of the Series B-1 Preferred Shares would not reduce the base equity for purposes of the base management fee calculation and (iii) any future issuances of common shares or preferred shares will increase the equity as per the existing agreement for purposes of the base management fee calculation.  Effective January 1, 2010, the Advisory Agreement was amended so that the determination of the issuance price of Common Shares reverted back to the pre 2009 definition such that the fee is to be calculated on the actual issuance price of Common Shares instead of a fixed price for Common Shares issued prior to January 1, 2009.  This change resulted in an increase without giving effect to any additional shares issuances, to the annual advisory fee payable to FUR Advisors of approximately $2,100,000 over what would have been paid without the amendment, which increase was phased in with 54% of the increase being paid during 2010.  The full impact of the increase will be recognized in 2011.

The incentive fee entitles FUR Advisors to receive (a) an amount equal to 20% of all distributions paid on our Common Shares after December 31, 2003 in excess of the Threshold Amount, hereinafter defined, and, (b) upon the termination of the advisory agreement, an amount equal to 20% of our “liquidation value” in excess of the Threshold Amount at the termination date.  As defined in the advisory agreement, the Threshold Amount is equal to (x) $71,300,000, increased by the net issuance price of all of our Common Shares, with an adjustment for preferred shares converted, issued after December 31, 2003, and decreased by the redemption price of all our Common Shares redeemed after December 31, 2003, plus (y) a return on the amount, as adjusted, set forth in (x) equal to 7% per annum compounded annually.  As December 31, 2010, the Threshold Amount was approximately $468,193,000, which was equivalent to $16.58 for each of our Common Shares on a fully diluted basis.  The incentive fee is reduced by any direct damages to us if the advisory agreement is terminated by us for cause.   No incentive fee was payable during the year ended December 31, 2010.  If the Advisory Agreement were terminated, the actual incentive fee payable would be based on an appraised valuation or the liquidation proceeds received for our assets, which may be substantially in excess of the amount calculated based on the market price of the Common Shares.

FUR Advisors is also entitled to receive property and construction management fees at commercially reasonable rates as determined by the Compensation Committee and independent Trustees.

Winthrop Management L.P., an affiliate of FUR Advisors and our executive officers, provides property management responsibilities for certain of our properties.  Pursuant to the terms of the property management agreement, Winthrop Management L.P. receives a fee equal to 3% of the monthly revenues of such properties.

The following table sets forth the fees and reimbursements paid by us for the years ended December 31, 2010, 2009 and 2008 to FUR Advisors and Winthrop Management L.P.:

	2010		2009		2008
Base Asset Management Fee (1)	5,225,000	(3)	$3,233,000	(4)	$5,616,000	(5)
Property Management (2)	248,000		262,000		264,000
Construction Management (2)	24,000		38,000		23,000

(1) Payable to FUR Advisors
(2) Payable to Winthrop Management L.P.
(3) Before a credit of $129,000, discussed below
(4) Before a credit of $255,000, discussed below
(5) Before credit of $1,763,000, described below

In connection with the resignation by Michael L. Ashner, the Trust’s Chairman and Chief Executive Officer, as an officer and trustee of Lexington which was effective March 20, 2008, the Trust consented to FUR Advisors entering into a consulting agreement with Lexington pursuant to which FUR Advisors was to provide consulting services to Lexington through December 31, 2008.  For providing these services, FUR Advisors was entitled to a fee of $1,500,000, which we refer to as the “Consulting Fee”, which was to be paid in monthly installments of approximately $167,000, and the Trust received a credit against the base management fee payable by the Trust to FUR Advisors equal to the Consulting Fee.  Accordingly, the Trust received a credit of $1,500,000 for the year ended December 31, 2008.

WRP Sub-Management LLC, which we refer to as “WRP Sub-Management”, an affiliate of FUR Advisors, has been retained to provide accounting, collateral management and loan brokerage services to Lex-Win Concord LLC, which we refer to as Concord, and its subsidiaries.  WRP Sub-Management received reimbursement of direct and indirect expenses totaling $716,000, $1,108,000 and $1,402,000 for the years ended December 31, 2010, 2009 and 2008, respectively, in accordance with the terms of the agreement.  Of these amounts, $259,000, $511,000, and $526,000 were paid to reimburse it for costs associated with providing accounting and other “back-office” services for the benefit of Concord, which we refer to as the “Affiliate Amount”.  Because the Trust pays an advisory fee to FUR Advisors whereas the other member in Concord does not, the advisory fee payable to FUR Advisors by the Trust is reduced by 50% of the Affiliate Amount to ensure equal treatment of the Trust with respect to the reimbursements paid by Concord.  For the years ended December 31, 2010, 2009 and 2008, the Trust received and utilized a credit of $129,000, $255,000 and $263,000, respectively, against the base management fee.

During 2010, we entered into the following transaction with Concord Debt Holdings LLC, which we refer to as Concord, and CDH CDO LLC, which we refer to as CDH CDO, entities in which we hold a one-third interest:

•	acquired from Concord for $235,000 a $1,497,000 performing mezzanine loan.
•	sold at par a $3,000,000 8% Sub-Participation A interest in our $7.2 million Siete Square first mortgage loan to Concord Real Estate CDO-1, Ltd., which we refer to as CDO-1.
•	acquired from Concord for $550,000 a non-performing mezzanine loan with a face amount of $3,500,000.
•
acquired for $662,000 tranche E bonds of Concord CDO-1, with a face amount of $9,000,000.  In February 2011, we sold these bonds to a subsidiary of CDH CDO in exchange for a note in the amount of our original purchase price plus accrued interest.

•	acquired from Concord for $1,200,000 two rake bonds with an aggregate face amount of $2,273,000.
•	acquired through a 22.5% owned entity from Concord and other non affiliated entities 100% of the $300,000,000 face amount of certain mezzanine loans for a purchase price of $45,000,000.
•
as provided for in the December 2009 settlement agreement relating to the Concord litigation, we acquired from a subsidiary of CDH CDO for $5,250,000 two rake bonds with an aggregate face amount of approximately $8,748,000.  In connection with this acquisition and in accordance with the terms of the CDH CDO agreement we made an unsecured 12% loan to the purchaser in the amount of $3,498,000.

SHAREHOLDER PROPOSALS

Any Shareholder proposals intended to be presented at the 2012 Annual Meeting of Shareholders must be received by us for inclusion in our Proxy Statement and form of proxy relating to that meeting on or before January 11, 2012.  In addition, under our By-laws, Shareholders must comply with specified procedures to nominate persons for election as Trustees or introduce an item of business at an annual meeting.  Trustee nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by us not less than 120 days in advance of an annual meeting.  To be in proper written form, a Shareholder’s notice must contain the specific information required by our By-laws.  A copy of our By-laws, which specifies the advance notice procedures, can be obtained from us by request to the Trust’s Secretary and are also available on the Trust’s web-site in the Governance section under By-Laws.  Any Shareholder who wishes to submit a Shareholder proposal, should send it to, Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, Attention:  Trust’s Secretary.

MISCELLANEOUS

As of the date of this Proxy Statement, the Board does not know of any other matter to be brought before the Annual Meeting.  However, if any other matters not mentioned in the Proxy Statement are brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form or otherwise act, in respect of such matters, in accordance with their best judgment.

We have retained MacKenzie Partners, Inc. to aid in the solicitation of proxies.  MacKenzie Partners, Inc. will receive a fee as well as reimbursement for certain out of pocket expenses incurred by them in connection with their services, all of which will be paid by us.  All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by us. In addition to solicitation of proxies by use of the mails, our Trustees, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview. We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. We may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

It is important that proxies be returned promptly or that you vote by telephone or the internet.  Shareholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

IMPORTANT ANNUAL MEETING INFORMATION

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Winthrop Realty Trust Shareholder Meeting to be Held on May 10, 2011

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/FUR2011

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/FUR2011 to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 30, 2011 to facilitate timely delivery.

Shareholder Meeting Notice

Winthrop Realty Trust’s Annual Meeting of Shareholders will be held on May 10, 2011 at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 15th Floor, New York, New York 10022, at 11:00 a.m. Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Trustees’ recommendations.

The Board of Trustees recommends a vote FOR all nominees, FOR Proposal 2 and 3 and every 3 YRS for Proposal 4:
1.	Election of 7 Trustees: 01 - Michael L. Ashner, 02 - Arthur Blasberg, Jr., 03 - Howard Goldberg, 04 - Thomas F. McWilliams, 05 - Lee Seidler, 06 - Carolyn Tiffany, 07 - Steven Zalkind
2.	Ratify selection of auditors.
3.	Advisory vote on executive compensation.
4.	Advisory vote on the frequency of shareholder votes on executive compensation.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

à
Internet – Go to www.envisionreports.com/FUR2011. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

à
Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

à
Email – Send email to investorvote@computershare.com with “Proxy Materials Winthrop Realty Trust” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 30, 2011.

IMPORTANT ANNUAL MEETING INFORMATION	Admission Ticket Electronic Voting Instructions
You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 10, 2011.
Vote by Internet
• Log on to the Internet and go to www.envisionreports.com/FUR2011
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card
Ú IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

A	Proposals — The Board recommends a vote FOR all nominees, FOR Proposals 2 and 3 and every 3 YRS for Proposal 4.
1.	Election of Trustees:	For	Withhold		For	Withhold		For	Withhold
	01 - Michael L. Ashner	☐	☐	02 - Arthur Blasberg, Jr.	☐	☐	03 - Howard Goldberg	☐	☐

	04 - Thomas F. McWilliams	☐	☐	05 - Lee Seidler	☐	☐	06 - Carolyn Tiffany	☐	☐

	07 - Steven Zalkind	☐	☐

			For	Against	Abstain			For	Against	Abstain
2.	Proposal to ratify PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2011.		☐	☐	☐	3.	Say on Pay - An advisory vote on the narrative under “Compensation Discussion and Analysis” in the Proxy Statement.	☐	☐	☐

		1 Yr	2 Yrs	3 Yrs	Abstain
4.	Say When on Pay - An advisory vote on the approval of the frequency of shareholder votes on the narrative under “Compensation Discussion and Analysis” in the Proxy Statement.	☐	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print your new address below.		Comments — Please print your comments below.	Meeting Attendance
			Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2011 Annual Meeting Admission Ticket

2011 Annual Meeting of
Winthrop Realty Trust Shareholders

Tuesday, May 10, 2011 11:00 a.m. Local Time
Katten Muchin Rosenman LLP
575 Madison Avenue, 15th Floor
New York, New York 10022

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

YOUR VOTE IS IMPORTANT

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope to Computershare Investor Services at P.O. Box 43101, Providence RI 02940-3101, so your shares are represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

Ú IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

Proxy — Winthrop Realty Trust

Notice of 2011 Annual Meeting of Shareholders

Katten Muchin Rosenman LLP, 575 Madison Avenue, 15th Floor, New York, New York 10022
Proxy Solicited by Board of Trustees for Annual Meeting – Tuesday, May 10, 2011

Michael L. Ashner and Carolyn Tiffany, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Winthrop Realty Trust to be held on Tuesday, May 10, 2011 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, FOR Proposals 2 and 3 and every 3 YRS for Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)